UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-06113

The Caldwell & Orkin Funds, Inc.
(Exact name of registrant as specified in charter)

5185 Peachtree Parkway, Suite 370
Norcross, GA  30092-6541
(Address of principal executive offices) (Zip code)

Michael B. Orkin
5185 Peachtree Parkway, Suite 370
Norcross, GA  30092-6541
(Name and Address of Agent for Service)

678-533-7850
Registrant’s Telephone Number, including Area Code

Date of fiscal year end:  April 30

Date of reporting period:  May 1, 2015 – April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.	Reports to Stockholders.

A NO-LOAD MUTUAL FUND
TICKER SYMBOL: **COAGX**

CALDWELL & ORKIN®

MANAGING FOR RISK
AS WELL AS RETURN

MARKET OPPORTUNITY FUND

ANNUAL REPORT April 30, 2016

Managed By:
C&O FUNDS ADVISOR, INC.
(800) 237-7073 or (678) 533-7850
5185 Peachtree Parkway, Suite 370
Norcross, Georgia 30092-6541

Caldwell & Orkin
Table of Contents	Market Opportunity Fund

April 30, 2016

Shareholder Letter	2
Performance Summary	7
Statistical Risk Profile	9
Growth of $10,000 | Equity Investment Position Chart	11
Disclosure of Fund Expenses	12
Sector Diversification	14
Schedule of Investments	16
Statement of Assets & Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	38
Additional Information	39

Caldwell & Orkin
Market Opportunity Fund	Shareholder Letter

April 30, 2016 (Unaudited)

Investment Adviser C&O Funds Advisor, Inc. 5185 Peachtree Parkway, Suite 370 Norcross, Georgia 30092-6541 (800) 237-7073	Shareholder Accounts c/o ALPS Fund Services, Inc. P.O. Box 46256 Denver, Colorado 80201 (800) 467-7903

Dear Fellow Shareholder:

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) investment objective is to provide long-term capital growth with a short-term focus on capital preservation. In other words, we manage for risk as well as return. Our investment process includes both macro (top-down) analysis and stock selection (bottom-up). Our macro analysis informs our net equity exposure while our stock selection helps us determine what stocks will help us reach this exposure. The Fund is actively managed, with the goal of outperforming the market over a full-market cycle (inclusive of both a bull cycle and a bear cycle) with less risk.

Management Discussion and Analysis

During the fiscal year-ended April 30, 2016 the equity markets went on a roller coaster ride.  From July 20th – August 25th the S&P Total Return Index fell -12%, recovered those losses by October, fell-14% from November 3rd – January 20th and recovered those losses again to end the fiscal year up 1%.  During these significant setbacks the Fund was up 1% and flat, respectively.

The Fund’s gross long exposure at period end was 43.55%, and it fluctuated throughout the year from a low of 34.53% to a high of 62.39%.  During this time period the longs underperformed the S&P 500, returning -4.01%.  The Fund’s gross short exposure ended the period at -14.01%, fluctuating throughout the year from a low of -12.02% to a high of -45.49%.  The shorts significantly outperformed the inverse of the S&P 500, returning 16.67%.  The Fund’s net invested position (longs minus shorts) ended the period at 29.54% net-long, fluctuating from -7.33% net-short to 38.61% net-long.  The Fund’s total invested position (longs plus absolute value of the shorts plus puts and calls) ended the period at 55.68%, fluctuating from 53.32% to 95.87%.

The Fund is actively managed.  The asset allocation fluctuations throughout the fiscal year were the result our macro factor analysis.  Specifically, as the markets sold off from July to August our net exposure fell from 30.23% net-long to 15.47% net-long primarily as a result of a reduction in our long exposure.  Our net exposure then rose slightly to 25.52% net-long as the market rebounded through early November.  During the November to January downturn our exposure fell significantly to 5.30% net-long, again as a result of a reduction in our long exposure.  By period-end the Fund was 27.64% net-long as a result of a significant reduction in our short exposure.

As of April 30, 2016 the longs were broadly diversified and positioned to benefit from global stimulus actions occurring within the backdrop of a slow-growing economy.  Retail was the largest long exposure at 5.47%.  Within this group we were both long specialty and discount retailers.  The Fund had a 4.04% exposure to diversified Industrial companies.  The Fund’s third-largest long exposure (at 3.83%) was to Technology companies with an emphasis on Internet, media and e-Commerce.

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Caldwell & Orkin
Market Opportunity Fund	Shareholder Letter

April 30, 2016 (Unaudited)

As mentioned, the allocation to the shorts was significantly reduced as the markets rallied from their beginning-of-the-year lows.  As of April 30, consumer finance companies made up the Fund’s largest short industry exposure at -2.17%.

During the year, eight of our ten biggest winners were shorts while only two were longs.  On the short side the winners include deep-water drilling companies Seadrill Ltd. (SDRL) and Transocean Ltd. (RIG), for-profit education companies Apollo Education Group, Inc. (APOL) and DeVry Education Group Inc. (DV), specialty retailer Conn’s, Inc. (CONN), real-estate e-commerce service provider Zillow Group, Inc. (ZG) and e-Commerce service provider Etsy, Inc. (ETSY) and investment management company Waddell & Reed Financial, Inc. (WDR). On the long side, an equity position and a call position in Internet media company Facebook Inc. (FB) were our top performers.

Three out of five of our biggest losers were shorts.  Among these shorts were specialty beverage company Keurig Green Mountain Inc. (GMCR), real estate e-commerce service provider Zillow Group, Inc. (Z) (note: during the period Zillow spilt into two share classes represented by tickers Z and ticker ZG) and specialty apparel company Michael Kors Holdings Limited (KORS).  Footwear designer Skechers U.S.A., Inc. (SKX) and pipeline transportation and energy storage company Kinder Morgan Inc. (KMI) were the two longs in the bottom five biggest losers.

Outlook

Entering this fiscal year, global economic liquidity has turned positive despite the Federal Reserve being in a rate-tightening cycle.  The economy continues to grow at a slow pace while wage and consumer goods inflation are accelerating.  Taken together, the outlook for economic liquidity could again turn less bullish.  Like last year, we see the potential for a volatile equity market backdrop, in which we could continue to find attractive opportunities for the Fund’s long and short positions.

Markets move in cycles.  Our goal in managing the Fund is to outperform over the course of a full market cycle, which includes both bull and bear market phases.  Ned Davis Research, Inc. (“NDR”) has computed the bull and bear market cycles for the S&P 500 (“S&P”).  Most of their definition focuses on a 20% market move in either direction.  Over time, the Fund has underperformed during the bull phase of the full market cycle while outperforming in the bear phase.  Meanwhile, the Fund’s drawdowns have been uncorrelated to and significantly less than the market’s drawdowns.  The Fund’s total returns also have little correlation to market returns.

Bull Market Phase
Start Date	MOF	S&P
8/24/1992*	212.19%	230.03%
8/31/1998	6.02%	62.88%
9/21/2001	-5.75%	22.00%
10/9/2002	16.21%	119.38%
3/9/2009	-2.47%	111.33%

Bear Market Phase
Start Date**	MOF	S&P
7/17/1998	4.01%	-19.19%
9/1/2000	14.71%	-35.71%
3/19/2002	9.97%	-33.01%
10/9/2007	2.20%	-55.26%
4/29/2011	0.46%	-18.72%

Full Market Cycle
End Date***	MOF	S&P
8/31/1998	224.71%	166.69%
9/21/2001	21.61%	4.72%
10/9/2002	3.65%	-18.27%
3/9/2009	18.77%	-1.85%
10/3/2011	-2.02%	71.76%

Annual Report | April 30, 2016	3

Caldwell & Orkin
Market Opportunity Fund	Shareholder Letter

April 30, 2016 (Unaudited)

*	The first bull market phase began 10/11/1990, but the table begins with 8/24/1992, which coincides with commencement of active management of the Caldwell & Orkin Market Opportunity Fund.
**	The bear market start date is the bull market’s end date.
***	A full market cycle runs from the bull market start date to the full market cycle end date.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 800-377-7073 or visit www.CaldwellOrkin.com for current month-end performance. To see the most current performance as of 4/30/2016, please see page 7 of this annual report.

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Caldwell & Orkin
Market Opportunity Fund	Shareholder Letter

April 30, 2016 (Unaudited)

Disclosure

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. Our philosophy in managing the Fund is to focus on risk as well as return. We use an investment philosophy based upon sophisticated exploitation of the low-risk anomaly. The low-risk anomaly stands in direct contradiction to the conventional beliefs of Efficient Market Hypothesis stating that high risk is equated with higher return. Caldwell and Orkin takes the opposite view – we believe that lower risk can result in higher return. The Fund may hold up to 60% of its net assets in short positions at any time and also invest in options. Short positions and put options are employed with the intent of making money when those stocks we judge to be mispriced fall. When we use short positions or put options, the Fund’s portfolio is considered to be “hedged,” so that it is not fully exposed to the price movements and volatility of the broader market. Our asset allocation determinations are primarily based on our perception of risk in the marketplace. In summary, our goal is to make money over a full market cycle, but with less stomach churn.

The Fund’s disciplined investment philosophy and active management style typically leads to higher-than-average portfolio turnover. High turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders. Higher turnover may also result in higher brokerage costs for the Fund.  The Fund’s turnover rate will typically exceed 100% per year, and will not be a limiting factor when we deem change appropriate. Fund holdings, industry and asset allocations are subject to change without notice.  The Fund may or may not have a position in any of the companies mentioned in this commentary as of the date of this report.

An investment in the Fund involves risk, including the loss of principal.  Additionally, there are certain risks inherent in investing in the Fund, including market risk, short sale risk, interest rate risk, business risk, small company risk, market valuation risk, political risk, and portfolio turnover risk.  For a complete discussion of these risks, you may request a copy of the Fund’s prospectus by calling 800-237-7073.  The Fund uses aggressive investment strategies (including short positions and options) that have the potential for yielding high returns; however, these strategies may also result in losses.  Stocks sold short have unlimited risk.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Options are not suitable for all investors.

Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return Index.

Distributed by ALPS Distributors, Inc., Member FINRA/SIPC
1290 Broadway, Suite 1100, Denver, CO  80203

Annual Report | April 30, 2016	5

Caldwell & Orkin
Market Opportunity Fund	Shareholder Letter

April 30, 2016 (Unaudited)

Statistical Risk Definitions:

Correlation Coefficient (R): R is a statistical measure of correlation. In this report, R is a measurement of investment risk that indicates how closely performance is linked to the broad market – it quantifies the degree to which a fund’s performance correlates with the performance of a benchmark. R can vary between 1.000 (perfect positive correlation) and -1.000 (perfect negative correlation). 0.000 represents no correlation. An R of 1.000 means that all movements of a fund are fully explained by movements in its benchmark index. Conversely, a low R indicates that very few of the fund's movements are explained by movements in its benchmark index, and a negative R indicates a fund’s movements are inversely correlated with its benchmark index.

Coefficient of Determination (R-Square): R-Square, also represented as R2, is another measurement of investment risk that quantifies the degree to which a fund’s performance correlates with the performance of its benchmark index. R-Square is calculated by multiplying the Correlation Coefficient (R) by itself, and is therefore always positive. R-Square can vary between 0.000 (no correlation) and 1.000 (perfect correlation). The higher the value of R-Square, the greater the degree of correlation between the fund and its benchmark index. R-squared does not take into account the direction of the correlation (positive or negative), therefore R-Squared is not able to reflect inverse correlation between a fund and its benchmark index.

Beta: A measure of a fund’s sensitivity to market movements. Usually the higher betas represent riskier investments. When correlation is low, beta has minimal, if any, significance.

Standard deviation:  A statistical measure of dispersion about an average, indicating the volatility of a fund’s total returns.

Sharpe Ratio:  The Sharpe Ratio is calculated by subtracting the risk-free (T-bill) rate of return from a portfolio’s total return and then dividing this by its standard deviation.  The resulting fraction can be thought of as return per unit of risk.  The higher a portfolio’s Sharpe Ratio, the better the risk-adjusted performance.

Semi-variance: A measure of a fund’s downside (negative return) volatility relative to a benchmark. Lower numbers are associated with less risk.

Index Definition:

S&P 500 Total Return Index:  The S&P 500 Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends.  You cannot invest directly in an index.

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Caldwell & Orkin
Market Opportunity Fund	Performance Summary

April 30, 2016 (Unaudited)

Fiscal Year Ended April 30,	C&O Market Opportunity Fund(1)	S&P 500 Total Return Index(2)
1993**	21.09%	9.18%
1994	16.48%	5.32%
1995	-2.28%	17.47%
1996	31.80%	30.21%
1997	23.24%	25.13%
1998	25.77%	41.07%
1999	19.43%	21.82%
2000	-0.02%	10.13%
2001	11.43%	-12.97%
2002	1.88%	-12.63%
2003	1.12%	-13.31%
2004	-3.55%	22.88%

Total Return Through April 30, 2016
6 months ended	-7.98%	0.43%
12 months ended	-0.56%	1.21%
Since 8/24/92(3)	474.91%	707.53%

Fiscal Year Ended April 30,	C&O Market Opportunity Fund(1)	S&P 500 Total Return Index(2)
2005	-0.17%	6.34%
2006	-2.74%	15.42%
2007	15.31%	15.24%
2008	17.92%	-4.68%
2009	4.73%	-35.31%
2010	-7.40%	38.84%
2011	0.41%	17.22%
2012	4.95%	4.76%
2013	11.72%	16.89%
2014	-6.92%	20.44%
2015	10.73%	12.98%
2016	-0.56%	1.21%

Average Annual Returns Through April 30, 2016
One Year	-0.56%	1.21%
Three Years	0.83%	11.26%
Five Years	3.74%	11.02%
Ten Years	4.75%	6.91%
Fifteen Years	2.90%	5.48%
Twenty Years	5.93%	7.92%
Since 8/24/92(3)	7.67%	9.24%

[1]	The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 800-377-7073 or visit www.CaldwellOrkin.com for current month-end performance. The Fund's performance assumes the reinvestment of dividends and capital gains, if any. Fund holdings, industry and asset allocations are subject to change without notice. The Fund may or may not have a position in any of the companies mentioned in this report as of the date of this report. See additional important disclosures on pages 5 and 6.
[2]	Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return index. The S&P 500 Total Return index is a widely recognized unmanaged index of 500 common stock prices adjusted to reflect the reinvestment of dividends and distributions. You may not invest directly in an index.
[3]
Effective August 24, 1992, the Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

Annual Report | April 30, 2016	7

Caldwell & Orkin
Market Opportunity Fund	Performance Summary

April 30, 2016 (Unaudited)

†	As a percentage of net assets plus the absolute value of securities sold short.
*	For the full fiscal year ended April 30, 1993.
**	From August 24, 1992 through April 30, 1993 - the portion of the year using the active investment management style of C&O Funds Advisor, Inc., the manager of the Fund.

Total annualized Fund operating expenses for the Fund’s fiscal year ended April 30, 2016 were 2.95%, or 1.37% before interest expenses and dividend expenses related to short sales. These figures exclude Acquired Fund Fees and Expenses of 0.02%. Additional information about the Fund’s fees and expenses is available in the Fund’s prospectus.

Net Asset Allocation

April 30, 2016†

Net Asset Allocation

October 31, 2015†

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Caldwell & Orkin
Market Opportunity Fund	Statistical Risk Profile

April 30, 2016 (Unaudited)

Ten Worst S&P 500 Total Return Days
Date	C&O MOF	S&P 500	Variance	The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index on all ten of the ten worst days, and was positive on two of the ten days.
10/15/2008	-1.47%	-9.02%	7.55%
12/1/2008	-1.58%	-8.92%	7.34%
9/29/2008	-0.37%	-8.78%	8.41%
10/9/2008	-2.12%	-7.61%	5.49%
10/27/1997	-1.60%	-6.89%	5.29%
8/31/1998	0.42%	-6.79%	7.21%
11/20/2008	0.23%	-6.70%	6.93%
8/8/2011	-0.63%	-6.66%	6.03%
11/19/2008	-0.28%	-6.10%	5.82%
10/22/2008	-1.11%	-6.09%	4.98%

Ten Worst S&P 500 Total Return Weeks
Week Ending	C&O MOF	S&P 500	Variance	The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index in all ten of the ten worst weeks, and was positive in seven of those weeks.
10/10/2008	-2.71%	-18.14%	15.43%
9/21/2001	1.62%	-11.57%	13.19%
4/14/2000	4.51%	-10.52%	15.03%
10/3/2008	1.82%	-9.33%	11.15%
11/21/2008	0.55%	-8.33%	8.88%
7/19/2002	0.64%	-7.96%	8.60%
8/5/2011	-0.78%	-7.15%	6.37%
3/6/2009	-0.88%	-6.96%	6.08%
7/12/2002	1.02%	-6.81%	7.83%
2/20/2009	0.19%	-6.80%	6.99%

Ten Worst S&P 500 Total Return Months
Month	C&O MOF	S&P 500	Variance	The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index in all ten of the ten worst months, and was positive in seven of those months.
10/31/2008	2.86%	-16.74%	19.60%
8/31/1998	3.11%	-14.46%	17.57%
9/30/2002	2.10%	-10.86%	12.96%
2/28/2009	0.29%	-10.71%	11.00%
2/28/2001	4.78%	-9.13%	13.91%
9/30/2008	-0.42%	-8.89%	8.47%
6/30/2008	4.84%	-8.43%	13.27%
1/31/2009	-0.73%	-8.30%	7.57%
9/30/2001	3.28%	-8.06%	11.34%
5/31/2010	-2.56%	-8.04%	5.48%

Short selling began May 2, 1994. Past performance is no guarantee of future results. See additional important disclosures on pages 5 and 6. Computations by Ned Davis Research, Inc.

Annual Report | April 30, 2016	9

Caldwell & Orkin
Market Opportunity Fund	Statistical Risk Profile

April 30, 2016 (Unaudited)

Ten Worst Drawdowns
Caldwell & Orkin Market Opportunity Fund			S&P 500 Total Return Index
Date Range	C&O MOF	S&P 500	Date Range	C&O MOF	S&P 500
01/17/2008 - 05/07/2010	-15.68%	-11.68%	10/09/2007 - 03/09/2009	2.20%	-55.26%
04/12/1999 - 11/23/1999	-13.30%	4.23%	03/24/2000 - 10/09/2002	28.03%	-47.41%
10/09/2002 - 05/25/2006	-12.82%	74.17%	07/17/1998 - 08/31/1998	4.01%	-19.19%
02/02/2016 - 03/07/2016	-10.90%	5.41%	04/29/2011 - 10/03/2011	0.46%	-18.72%
05/17/2013 - 04/11/2014	-10.22%	10.82%	04/23/2010 - 07/02/2010	-1.47%	-15.67%
03/18/1994 - 05/22/1995	-10.03%	14.95%	11/27/2002 - 03/11/2003	2.18%	-14.28%
05/26/2000 - 06/07/2000	-8.14%	6.81%	05/21/2015 – 02/11/2016	5.26%	-12.85%
12/29/2000 - 01/19/2001	-8.06%	1.75%	07/16/1999 - 10/15/1999	-0.47%	-11.78%
04/04/2001 - 03/11/2002	-8.03%	7.22%	10/07/1997 - 10/27/1997	0.16%	-10.74%
03/15/1993 - 04/26/1993	-7.83%	-3.65%	09/23/1998 - 10/08/1998	2.03%	-9.94%

Statistical Risk Measurements
8/24/1992 through 4/30/16 (daily data)
	C&O MOF	S&P 500
Coefficient of Determination (R-Square)	0.008	1.000
Correlation Coefficient "R"	0.088	1.000
Beta	0.040	1.000
Standard Deviation	0.522	1.159
Sharpe Ratio	0.60	0.43
Semi-Variance	0.13	0.66

Performance During Market Downturns of 20% or More
	C&O MOF	S&P 500
01/06/2009 - 03/09/2009	-3.43%	-27.19%
10/09/2007 - 11/20/2008	4.27%	-50.73%
01/04/2002 - 10/09/2002	7.20%	-32.95%
03/24/2000 - 09/21/2001	23.52%	-35.65%

Short selling began May 2, 1994. Past performance is no guarantee of future results. See additional important disclosures on pages 5 and 6. Computations by Ned Davis Research, Inc.

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Caldwell & Orkin
Market Opportunity Fund	Growth of $10,000

April 30, 2016 (Unaudited)

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 Total Return Index
Since Commencement of Active Style of Investment Management Results of a Hypothetical $10,000 Investment August 24, 1992 through April 30, 2016.

Past performance does not predict future performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional disclosure on pages 5 and 6.

Annual Report | April 30, 2016	11

Caldwell & Orkin Market Opportunity Fund	Disclosure of Fund Expenses

April 30, 2016 (Unaudited)

We believe it is important for you to understand the impact of fees and expenses on your investment in the Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, November 1, 2015 through April 30, 2016. The table below illustrates the Fund’s expenses in two ways:

Based on Actual Fund Returns
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Based on a Hypothetical 5% Return for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Caldwell & Orkin Market Opportunity Fund	Disclosure of Fund Expenses

April 30, 2016 (Unaudited)

	Beginning Account Value 11/01/2015	Ending Account Value 04/30/2016	Expense Ratio[1]	Expenses Paid During Period[2]
Actual[3]	$1,000.00	$920.20	2.94%	$14.04
Hypothetical (5% return before expenses)[4]	$1,000.00	$1,010.24	2.94%	$14.69

[1]	The annualized expense ratio reflects actual expenses from the Fund from November 1, 2015 through April 30, 2016, as a percentage of average net assets for that period.
[2]	Expenses are equal to the Caldwell & Orkin Market Opportunity Fund's annualized expense ratio of 2.93% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366 (to reflect the half-year period.)
[3]	Excluding interest expense and dividend expense from short positions the expense ratio is 1.32%, your actual cost of investment in the Fund would be $6.30.
[4]	Excluding interest expense and dividend expense from short positions the expense ratio is 1.32%, your hypothetical cost of investment in the Fund would be $6.62.

Annual Report | April 30, 2016	13

Caldwell & Orkin
Market Opportunity Fund	Sector Diversification

April 30, 2016 (Unaudited)

The following table presents the Caldwell & Orkin Market Opportunity Fund's April 30, 2016 portfolio holdings by sector based on total net assets, sorted by net exposure (net long to net short).

	Long	Short	Total(1)	Net(2)

Diversified Manufacturing Operations	4.03%		4.03%	4.03%
Aerospace/Defense	3.41%		3.41%	3.41%
Retail - Apparel/Shoe	2.44%		2.44%	2.44%
Beverages - Non - Alcoholic	2.34%		2.34%	2.34%
Retail - Discount	2.15%		2.15%	2.15%
Retail - Restaurants	2.00%		2.00%	2.00%
Reinsurance	1.59%		1.59%	1.59%
Food - Miscellaneous/Diversified	1.53%		1.53%	1.53%
Building Production - Wood	1.24%		1.24%	1.24%
Retail - Building Products	1.23%		1.23%	1.23%
Non-Hazardous Waste Disposal	1.20%		1.20%	1.20%
E - Commerce/Products	1.04%		1.04%	1.04%
Commercial Banks Non - U.S.	1.04%		1.04%	1.04%
Infrastructure Software	0.99%		0.99%	0.99%
Textile - Home Furnishings	0.80%		0.80%	0.80%
Toys	0.77%		0.77%	0.77%
Electric - Integrated	0.76%		0.76%	0.76%
Beverages - Wine/Spirits	0.62%		0.62%	0.62%
Internet Content - Entertainment	0.55%		0.55%	0.55%
Water	0.54%		0.54%	0.54%
Retail - Major Department Store	0.51%		0.51%	0.51%
Networking Products	0.50%		0.50%	0.50%
Commercial Services	1.47%	-0.98%	2.45%	0.49%
Building & Construction Products - Miscellaneous	0.49%		0.49%	0.49%
Home Decoration Products	0.42%		0.42%	0.42%
Applications Software	0.29%		0.29%	0.29%
Building Production - Cement/Aggregate	0.28%		0.28%	0.28%
Web Portals/Internet Service Providers	0.25%		0.25%	0.25%
Computer Services	0.20%		0.20%	0.20%
Oil & Gas Companies - Exploration & Production	0.01%		0.01%	0.01%
Finance - Consumer Loans	1.04%	-1.20%	2.24%	-0.16%
Vitamins & Nutrition Products		-0.26%	0.26%	-0.26%
Instruments - Controls		-0.31%	0.31%	-0.31%
Web Hosting/Design		-0.47%	0.47%	-0.47%
Food - Retail		-0.58%	0.58%	-0.58%
Oil & Gas Drilling	0.51%	-1.32%	1.83%	-0.81%
Investment Management/Advisory Services		-0.96%	0.96%	-0.96%

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Caldwell & Orkin Market Opportunity Fund	Sector Diversification

April 30, 2016 (Unaudited)

	Long	Short	Total(1)	Net(2)
Machinery - Farm		-1.00%	1.00%	-1.00%
Rental Auto/Equipment		-1.04%	1.04%	-1.04%
Automobiles		-1.23%	1.23%	-1.23%
Home Furnishings		-1.27%	1.27%	-1.27%
E - Commerce/Services		-1.52%	1.52%	-1.52%
Schools		-1.87%	1.87%	-1.87%
Subtotal Common Stocks (long & short positions)	36.24%	-14.01%	50.25%	22.23%

Exchange-Traded Funds - Gold	2.04%		2.04%	2.04%
Exchange-Traded Funds - Country Fund - United States	1.36%		1.36%	1.36%
Exchange-Traded Funds - U.S. Treasury Inflation Protected Bond Fund	1.01%		1.01%	1.01%
Exchange-Traded Funds - Large Cap Value	0.00%*		0.00%*	0.00%*
Subtotal Exchange-Traded Funds (long & short positions)	4.41%		4.41%	4.41%

Investment Companies	1.02%		1.02%	1.02%
Subtotal Master Limited Partnerships (long & short positions)	1.02%		1.02%	1.02%

Subtotal Equities (long & short positions)	41.67%	-14.01%	55.68%	27.66%

Call Options	0.29%		0.29%
Put Options	1.59%		1.59%
Other Assets less Liabilities	42.44%		42.44%
Total Portfolio Holdings	85.99%	-14.01%	100%

(1)	Total exposure is Long exposure plus the absolute value of the Short exposure.
(2)	Net exposure is Long exposure less Short exposure.
*	Less than 0.005% of net assets.

Annual Report | April 30, 2016	15

Caldwell & Orkin
Market Opportunity Fund	Schedule of Investments

April 30, 2016

	Shares	Value (Note 1)
LONG INVESTMENTS (43.55%)
COMMON STOCKS (36.24%)
Aerospace/Defense (3.41%)
Lockheed Martin Corp.	9,400	$2,184,372
Northrop Grumman Corp.	10,600	2,186,356
Raytheon Co.	21,700	2,741,795
		7,112,523

Applications Software (0.29%)
Adobe Systems, Inc.[1]	6,500	612,430

Beverages - Non - Alcoholic (2.34%)
The Coca-Cola Co.	46,800	2,096,640
National Beverage Corp.[1]	14,300	668,382
PepsiCo, Inc.	20,400	2,100,384
		4,865,406

Beverages - Wine/Spirits (0.62%)
Constellation Brands, Inc. - Class A	8,300	1,295,298

Building & Construction Products - Miscellaneous (0.49%)
Fortune Brands Home & Security, Inc.	18,500	1,025,085

Building Production - Cement/Aggregate (0.28%)
Vulcan Materials Co.	5,400	581,202

Building Production - Wood (1.24%)
Masco Corp.	84,000	2,579,640

Commercial Banks Non - U.S. (1.04%)
HDFC Bank, Ltd. - ADR	34,400	2,162,728

Commercial Services (1.47%)
Aramark	91,600	3,069,516

Computer Services (0.20%)
Accenture PLC - Class A	3,600	406,512

Diversified Manufacturing Operations (4.03%)
General Electric Co.	137,200	4,218,900

See accompanying notes to financial statements.

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Caldwell & Orkin
Market Opportunity Fund	Schedule of Investments

April 30, 2016

	Shares	Value (Note 1)
Diversified Manufacturing Operations (continued)
Honeywell International, Inc.	36,600	$4,182,282
		8,401,182

E - Commerce/Products (1.04%)
Amazon.com, Inc.[1]	3,300	2,176,647

Electric - Integrated (0.76%)
American Electric Power Co., Inc.	8,200	520,700
The Southern Co.	21,100	1,057,110
		1,577,810

Finance - Consumer Loans (1.04%)
Synchrony Financial[1]	70,600	2,158,242

Food - Miscellaneous/Diversified (1.53%)
General Mills, Inc.	13,800	846,492
The Kraft Heinz Co.	30,000	2,342,100
		3,188,592

Home Decoration Products (0.42%)
Newell Brands, Inc.	19,400	883,476

Infrastructure Software (0.99%)
Microsoft Corp.	41,500	2,069,605

Internet Content - Entertainment (0.55%)
Facebook, Inc. - Class A1	9,700	1,140,526

Networking Products (0.50%)
Palo Alto Networks, Inc.[1]	6,900	1,041,003

Non-Hazardous Waste Disposal (1.20%)
Republic Services, Inc.	34,800	1,638,036
Waste Management, Inc.	14,500	852,455
		2,490,491

Oil & Gas Companies - Exploration & Production (0.01%)
Concho Resources, Inc.[1]	100	11,617
Pioneer Natural Resources Co.	100	16,610
		28,227

See accompanying notes to financial statements.

Annual Report | April 30, 2016	17

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments

April 30, 2016

	Shares	Value (Note 1)
Oil & Gas Drilling (0.51%)
Seadrill, Ltd.[1]	221,400	$1,058,292

Reinsurance (1.59%)
Berkshire Hathaway, Inc. - Class B1	22,700	3,302,396

Retail - Apparel/Shoe (2.44%)
Abercrombie & Fitch Co. - Class A	15,500	414,315
Coach, Inc.	61,600	2,480,632
Kate Spade & Co.[1]	84,900	2,184,477
		5,079,424

Retail - Building Products (1.23%)
The Home Depot, Inc.	19,100	2,557,299

Retail - Discount (2.15%)
Costco Wholesale Corp.	16,400	2,429,332
Target Corp.	25,700	2,043,150
		4,472,482

Retail - Major Department Store (0.51%)
TJX Cos., Inc.	13,900	1,053,898

Retail - Restaurants (2.00%)
McDonald's Corp.	33,000	4,174,170

Textile - Home Furnishings (0.80%)
Mohawk Industries, Inc.[1]	8,700	1,675,881

Toys (0.77%)
Hasbro, Inc.	19,000	1,608,160

Water (0.54%)
American Water Works Co., Inc.	15,400	1,120,504

Web Portals/Internet Service Providers (0.25%)
Alphabet, Inc. - Class A1	750	530,910

TOTAL COMMON STOCKS (Cost $69,700,130)		75,499,557

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments

April 30, 2016

	Shares	Value (Note 1)
EXCHANGE-TRADED FUNDS (4.41%)
Country Fund - United States (1.36%)
Market Vectors® Gold Miners ETF	109,400	$2,825,802

Gold (2.04%)
SPDR® Gold Shares[1]	34,400	4,253,560

Large Cap Value (0.00%)*
Vanguard Value ETF	100	8,364

U.S. Treasury Inflation Protected Bond Fund (1.01%)
iShares® TIPS Bond ETF[1]	18,300	2,102,304

TOTAL EXCHANGE-TRADED FUNDS (Cost $7,837,882)		9,190,030
MASTER LIMITED PARTNERSHIPS (1.02%)
Investment Companies (1.02%)
Oaktree Capital Group LLC	44,000	2,125,640

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $2,103,151)		2,125,640

	Expiration Date	Exercise Price	Number of Contracts	Value (Note 1)
PURCHASED OPTIONS (1.88%)
PURCHASED CALL OPTIONS (0.29%)
Blackberry, Ltd.	January, 2017	$10.00	525	9,975
Concho Resources, Inc.	June, 2016	120.00	370	155,400
iShares® MSCI Brazil Capped ETF	September, 2016	27.00	420	170,100
Microsoft Corp.	July, 2016	55.00	1,096	27,400
Pioneer Natural Resources Co.	January, 2017	120.00	19	94,810
TerraForm Power, Inc.	September, 2016	10.00	650	133,250
Twitter, Inc.	June, 2016	20.00	1,200	9,600

TOTAL PURCHASED CALL OPTIONS (Cost $1,085,890)				600,535

See accompanying notes to financial statements.

Annual Report | April 30, 2016	19

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments

April 30, 2016

	Expiration Date	Exercise Price	Number of Contracts	Value (Note 1)
PURCHASED PUT OPTIONS (1.59%)
Alliance Data Systems Corp.	September, 2016	$210.00	295	$525,100
Avis Budget Group, Inc.	August, 2016	24.00	259	69,930
Bridgepoint Education, Inc.	August, 2016	10.00	2,154	333,870
Conn's, Inc.	July, 2016	18.00	701	336,480
Control4 Corp.	July, 2016	7.50	1,417	113,360
DeVry Education Group, Inc.	August, 2016	17.50	457	82,260
Fossil Group, Inc.	June, 2016	35.00	130	15,600
Harley-Davidson, Inc.	August, 2016	40.00	2,159	237,490
Harley-Davidson, Inc.	August, 2016	45.00	1,296	322,704
Qorvo, Inc.	May, 2016	40.00	510	61,200
Restoration Hardware Holdings, Inc.	August, 2016	40.00	326	110,840
Tesla Motors, Inc.	June, 2016	170.00	144	22,320
Tesla Motors, Inc.	September, 2016	225.00	83	176,375
Transocean, Ltd.	August, 2016	10.00	2,736	290,016
Whole Foods Market, Inc.	May, 2016	33.00	570	235,410
Zillow Group, Inc. - Class A	August, 2016	25.00	999	386,613

TOTAL PURCHASED PUT OPTIONS (Cost $4,729,287)				3,319,568

TOTAL PURCHASED OPTIONS (Cost $5,815,177)				3,920,103
TOTAL LONG INVESTMENTS (Cost $85,456,340)				90,735,330

	7-Day Yield	Shares	Value (Note 1)
SHORT TERM INVESTMENTS (51.22%)
MONEY MARKET FUNDS[2]
JPMorgan 100% U.S. Treasury Securities Money Market Fund - Capital Shares	0.17%	106,705,061	106,705,061

TOTAL SHORT TERM INVESTMENTS (Cost $106,705,061)			106,705,061

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments

April 30, 2016

TOTAL INVESTMENTS - (94.77%) (Cost $192,161,401)	$197,440,391

Assets in Excess of Other Liabilities (5.23%)	10,887,784

NET ASSETS (100.00%)	$208,328,175

SCHEDULE OF SECURITIES SOLD SHORT (-14.01%)	Shares	Value (Note 1)
COMMON STOCKS (-14.01%)
Automobiles (-1.23%)
Harley-Davidson, Inc.	(53,500)	$(2,558,905)

Commercial Services (-0.98%)
Alliance Data Systems Corp.	(10,000)	(2,033,100)

E - Commerce/Services (-1.52%)
Etsy, Inc.	(94,100)	(826,198)
Zillow Group, Inc. - Class A	(93,800)	(2,346,876)
		(3,173,074)

Finance - Consumer Loans (-1.20%)
LendingClub Corp.	(315,300)	(2,490,870)

Food - Retail (-0.58%)
Whole Foods Market, Inc.	(41,300)	(1,201,004)

Home Furnishings (-1.27%)
Tempur Sealy International, Inc.	(43,800)	(2,657,346)

Instruments - Controls (-0.31%)
Control4 Corp.	(86,700)	(642,447)

Investment Management/Advisory Services (-0.96%)
WisdomTree Investments, Inc.	(183,500)	(1,998,315)

Machinery - Farm (-1.00%)
Deere & Co.	(24,800)	(2,085,928)

Oil & Gas Drilling (-1.32%)
Seadrill, Ltd.	(393,400)	(1,880,452)

See accompanying notes to financial statements.

Annual Report | April 30, 2016	21

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments

April 30, 2016

	Shares	Value (Note 1)
Oil & Gas Drilling (continued)
Transocean, Ltd.	(78,800)	$(873,104)
		(2,753,556)

Rental Auto/Equipment (-1.04%)
Avis Budget Group, Inc.	(86,000)	(2,158,600)

Schools (-1.87%)
American Public Education, Inc.	(21,500)	(497,940)
Bridgepoint Education, Inc.	(51,500)	(491,310)
Career Education Corp.	(100)	(534)
DeVry Education Group, Inc.	(130,000)	(2,255,500)
ITT Educational Services, Inc.	(307,700)	(661,555)
		(3,906,839)

Vitamins & Nutrition Products (-0.26%)
USANA Health Sciences, Inc.	(4,600)	(544,824)

Web Hosting/Design (-0.47%)
Endurance International Group Holdings, Inc.	(91,200)	(976,752)

TOTAL COMMON STOCKS (Proceeds $36,465,800)		(29,181,560)

TOTAL SECURITIES SOLD SHORT (Proceeds $36,465,800)		$(29,181,560)

*	Less than 0.005% of net assets.
[1]	Non-Income Producing Security.
[2]	A portion of the Money Market Fund's assets are held as collateral for short sales activity. As of April 30, 2016, the amount held as collateral was $45,000,000.

Common Abbreviations:
ADR - American Depositary Receipts.
ETF -  Exchange-Traded Fund.
LLC -  Limited Liability Company.
Ltd. - Limited.
MSCI - Morgan Stanley Capital International.
PLC -  Public Limited Company.
SPDR - Standard and Poor's Depositary Receipt.
TIPS - Treasury Inflation Protected Securities.

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Statement of Assets & Liabilities

April 30, 2016

ASSETS
Investments at value (cost $192,161,401)	$197,440,391
Deposits with brokers for securities sold short	31,756,351
Receivables:
Investment securities sold	9,654,346
Dividends and interest	69,018
Capital shares sold	468,474
Other assets	35,468
Total Assets	239,424,048

LIABILITIES
Securities sold short, not yet purchased (proceeds $36,465,800)	29,181,560
Payables:
Investment securities purchased	1,522,518
Capital shares redeemed	109,249
Dividends payable - short sales	14,403
Investment advisory fee	171,719
Accrued expenses and other liabilities	96,424
Total Liabilities	31,095,873

Net Assets	$208,328,175

COMPOSITION OF NET ASSETS
Paid-in capital applicable to 9,658,413 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	$206,874,875
Accumulated net investment loss	(1,183,361)
Accumulated net realized loss on investments and securities sold short	(9,926,569)
Net unrealized appreciation of investments and securities sold short	12,563,230
Net Assets	$208,328,175

NET ASSET VALUE AND OFFERING/REDEMPTION PRICE PER SHARE	$21.57

See accompanying notes to financial statements.

Annual Report | April 30, 2016	23

Caldwell & Orkin Market Opportunity Fund	Statement of Operations

For the Year Ended April 30, 2016

INVESTMENT INCOME
Dividends	$1,469,608
Interest	45,223
Total Investment Income	1,514,831

EXPENSES
Investment advisory fees (Note 2)	1,694,029
Interest expense	1,434,170
Dividend expense on securities sold short	1,248,253
Administration and accounting fees (Note 2)	169,732
Transfer agent fees	142,851
Directors' fees and expenses	90,252
Professional fees	80,643
Insurance expense	46,014
Blue sky servicing fees	32,001
Chief compliance officer expense	30,910
Custodian fees	21,929
Shareholder report printing	20,384
Other expenses	16,791
Total Expenses before waiver	5,027,959
Less fees waived by Administrator (Note 2)	(30,000)
Total net expenses	4,997,959
Net Investment Loss	(3,483,128)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(3,284,825)
Net realized gain on purchased options	1,145,898
Net realized gain on securities sold short	503,097
Change in unrealized appreciation on investments	777,430
Change in unrealized depreciation on purchased options	(1,843,029)
Change in unrealized depreciation on securities sold short	(564,040)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SECURITIES SOLD SHORT	(3,265,469)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,748,597)

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(3,483,128)	$(2,466,298)
Net realized gain/(loss) on investments, purchased options and securities sold short	(1,635,830)	10,050,536
Change in net unrealized appreciation/(depreciation) of investments, purchased options and securities sold short	(1,629,639)	6,671,523
	(6,748,597)	14,255,761

DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO STOCKHOLDERS FROM:
Net realized gain on investments	(10,125,493)	(970,482)
Total Distributions	(10,125,493)	(970,482)

INCREASE/(DECREASE) IN NET ASSETS FROM COMMON STOCK TRANSACTIONS:
Net proceeds from sale of shares	126,098,676	15,030,083
Reinvested distributions	7,336,522	854,216
Cost of shares redeemed	(37,226,116)	(65,742,896)
Redemption fee proceeds (Note 1)	57,689	36,897
Net increase/(decrease) in net assets resulting from capital share transactions	96,266,771	(49,821,700)

INCREASE/(DECREASE) IN NET ASSETS	79,392,681	(36,536,421)

NET ASSETS
Beginning of year	128,935,494	165,471,915
End of year (including accumulated net investment loss of $(1,183,361) and $0, respectively)	$208,328,175	$128,935,494

See accompanying notes to financial statements.

Annual Report | April 30, 2016	25

Caldwell & Orkin Market Opportunity Fund	Financial Highlights

For a capital share outstanding throughout each year.

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
PER SHARE DATA:
Net asset value, beginning of year	$22.94	$20.88	$22.97	$20.56	$19.59
Income/(loss) from investment operations:
Net Investment loss	(0.36)	(0.49)	(0.29)	(0.20)	(0.28)
Net realized and unrealized gain/(loss) on investments	0.30	2.71	(1.30)	2.60	1.24
Total from Investment Operations	(0.06)	2.22	(1.59)	2.40	0.96

LESS DISTRIBUTIONS:
From net realized gain on investments	(1.32)	(0.17)	(0.51)	–	–
Total Distributions	(1.32)	(0.17)	(0.51)	–	–
Redemption fee proceeds	0.01	0.01	0.01	0.01	0.01
Net asset value, end of year	$21.57	$22.94	$20.88	$22.97	$20.56

Total Return	(0.56%)	10.68%	(6.92%)	11.72%	4.95%

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Financial Highlights

For a capital share outstanding throughout each year.

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$208,328	$128,935	$165,472	$260,916	$251,907
Ratios to Average Net Assets:
Management fees	1.00%	1.00%	1.00%	1.00%	0.99%
Administrative fees	0.37%	0.44%	0.29%	0.27%	0.27%
Expenses before dividends on securities sold short and interest expense	1.37%	1.44%	1.29%	1.27%	1.26%
Interest expense	0.85%	0.63%	0.30%	0.46%	0.43%
Expenses from dividends on securities sold short	0.73%	0.57%	0.14%	0.26%	0.43%
Ratio of total expenses(1)(2)	2.95%	2.64%	1.73%	1.99%	2.12%
Ratio of net investment loss(1)(2)	(2.06%)	(1.80%)	(0.98%)	(0.87%)	(1.27%)
Portfolio turnover rate	415%	434%	657%	352%	517%

(1)	The ratio of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of other investment companies.
(2)	The ratio of total expenses to average net assets and ratio of net investment loss include fees waived by Fund’s Administrator in the amount of 0.02%, 0.02%, 0.01%, 0.01%, 0.01%, respectively, for the years ended April 30, 2016, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

Annual Report | April 30, 2016	27

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements

April 30, 2016

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin’s name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio, The OTC Select-100 Fund. The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Caldwell & Orkin Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund. The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. C&O Funds Advisor, Inc. (the “Adviser”) uses a catalyst-driven, multi-dimensional, disciplined investment process focusing on active asset allocation, security selection and surveillance to achieve the Fund’s investment objective. The Adviser’s philosophy in managing the Fund is to focus on risk as well as return. The Adviser utilizes an investment philosophy based upon sophisticated exploitation of the low-risk anomaly. The low-risk anomaly stands in direct contradiction to the conventional beliefs of Efficient Market Hypothesis stating that high risk is equated with higher return. Caldwell and Orkin takes the opposite view – we believe that lower risk can result in higher return.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, or the closing price is not otherwise available, the last bid price is used for a value instead. Debt securities, other than short-term investments, are valued at the price provided by an independent pricing service. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements

April 30, 2016

Fair Value Measurements

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at measurement date.

Level 2 –	Quoted prices which are not active quoted prices for similar assets or liabilities in active markets or inputs other than quoted process that are observable (either directly or indirectly) for substantially the full term of the asset of liability.

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market for the asset or liability at the measurement date.

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$75,499,557	$–	$–	$75,499,557
Exchange-Traded Funds	9,190,030	–	–	9,190,030
Master Limited Partnerships	2,125,640	–	–	2,125,640
Purchased Options
Call Options	590,560	9,975	–	600,535
Put Options	2,262,368	1,057,200	–	3,319,568
Short Term Investments	106,705,061	–	–	106,705,061
TOTAL	$196,373,216	$1,067,175	$–	$197,440,391

Other Financial Instruments*
Liabilities
Securities Sold Short
Common Stocks	$(29,181,560)	$–	$–	$(29,181,560)
TOTAL	$(29,181,560)	$–	$–	$(29,181,560)

Annual Report | April 30, 2016	29

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements

April 30, 2016

Transfers into and out of Levels 1 and 2 as of April 30, 2016 were as follows:

	Level 1		Level 2
Caldwell & Orkin Market Opportunity Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Purchased Options		$(9,975)	$9,975
Total		$(9,975)	$9,975

All securities of the Fund were valued using either Level 1 or Level 2 inputs during the year ended April 30, 2016.

*	For detailed industry descriptions, see the accompanying Schedule of Investments.

Use of Derivatives

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities. The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract holder. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Purchasing Put and Call Options: The Fund may invest in options on securities and indices, and use such securities either to hedge risk or enhance the long positions in the Fund’s portfolio.

By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a typical put option can expect to realize a gain if security prices fall. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements

April 30, 2016

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options: The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the price of the underlying security remains the same or falls. Through receipt of the option premium, a call writer mitigates some of the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund did not transact in any written options during the fiscal year ended April 30, 2016.

The following discloses the amounts related to the Fund’s use of derivative instruments and hedging activities.

The effect of derivative instruments on the Statement of Assets and Liabilities as of April 30, 2016:

Asset Derivatives
Derivatives not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Market Value
Purchased Options (Equity Contracts)	Investments, at value	$3,920,103
Total		$3,920,103

Annual Report | April 30, 2016	31

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements

April 30, 2016

The effect of derivative instruments on the Statement of Operations for the fiscal year ended April 30, 2016:

Derivatives not Accounted for as Hedging Instruments	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Purchased Options (Equity Contracts)	Net realized gain on purchased options	$1,145,898
	Change in unrealized depreciation on purchased options		$(1,843,029)
Total		$1,145,898	$(1,843,029)

The Fund’s average contracts for the purchased options is $18,378 for the fiscal year ended April 30, 2016.

Significant Ownership Concentration

At April 30, 2016, the Fund invested 51.22% total net assets in the JPMorgan 100% U.S. Treasury Securities Money Market Fund Capital Class (CJTXX). The financial statements of the Money Market Fund, including the portfolio of investments, are included in the JPMorgan 100% U.S. Treasury Securities Money Market Fund Capital Class Fund’s annual report and can be found at www.jpmorganfunds.com and should be read in conjunction with the Fund’s financial statements. The Fund uses the money market instrument as a vehicle for holding collateral related to securities sold short. As stated in the Fund’s prospectus, the Fund will typically invest between 0% and 50% of net assets in money market securities and fixed income securities. This portion of the Fund’s portfolio includes cash equivalents (i.e., money market funds or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although generally cash equivalents are emphasized more than bonds. The corporate bonds purchased may have any maturity and be of any rating or quality, as long as Fund management believes it is consistent with the Fund’s investment objective.

The JPMorgan 100% U.S. Treasury Securities Money Market Fund’s objective is to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal. The JPMorgan 100% U.S. Treasury Securities Money Market Fund invests its assets exclusively in obligations of the U.S. Treasury including treasury bills, bonds and notes.

Fund management considers investments in securities sold short to be part of managed assets, thereby reducing the Fund’s available cash balance. If the absolute value of securities sold short was added to the Fund’s total long positions as of April 30, 2016, total investments would equal 57.56%, as a percentage of net assets. This would result in cash equivalents representing 42.44% of net assets, vs. the 37.21% that is disclosed on the Schedule of Investments. This better illustrates the Fund’s net cash exposure as of April 30, 2016.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements

April 30, 2016

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

The Fund charges a 2.00% redemption fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the fiscal year ended April 30, 2016, the Fund recorded $57,689 in redemption fee proceeds.

Securities Transactions and Related Investment Income

Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined using the specific identification method. Interest income which includes amortization of premium and accretion of discount, is accrued as earned.

Cash

The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the company’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013, 2014, and 2015) or expected to be taken in the company’s 2016 tax returns. The company identifies its major tax jurisdictions as U.S. federal, Georgia and Maryland, and foreign jurisdictions where the company makes significant investments; however, the company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Annual Report | April 30, 2016	33

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements

April 30, 2016

2. COMMITMENTS AND OTHER AGREEMENTS

The Fund has entered into a management agreement (the “Management Agreement”) with the Adviser pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The Management Agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
1.00%	Up to $250 million
0.90%	In excess of $250 million but not greater than $500 million
0.80%	In excess of $500 million

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets (the “Expense Cap”). No reimbursement was required for the fiscal year ended April 30, 2016.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc.

ALPS Distributors, Inc. (“ADI”) serves as distributor to the Fund. The Fund does not pay ADI for these services.

ALPS Fund Services, Inc. (“ALPS”) provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees paid to ALPS for fund accounting and fund administration services are set at incremental annual rates and subject to an annual minimum.

The Fund pays ALPS an annual fee, made in monthly installments, for services provided pursuant to the Chief Compliance Officer Services Agreement, which became effective October 1, 2012. Prior to October 1, 2012, the Chief Compliance Officer for the Fund was employed by Advisor.

The Fund also pays an annual fee to ALPS, in addition to per account charges and other out of pocket expenses, related to transfer agency services.

In addition to the fee structure set forth above, an annual amount of $30,000 is waived against the administration fee.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements

April 30, 2016

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of securities, excluding securities sold short and short-term investments during the fiscal year ended April 30, 2016 were as follows:

Fund	Purchases	Sales
Caldwell & Orkin Market Opportunity Fund	$373,787,040	$359,117,630

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2016, the Fund had approximately 14% of its total net assets in short positions.

For the fiscal year ended April 30, 2016, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $251,991,655 and $255,537,206, respectively.

Annual Report | April 30, 2016	35

Caldwell & Orkin
Market Opportunity Fund	Notes to Financial Statements

April 30, 2016

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Shares sold	5,343,343	662,412
Shares reinvested	320,093	37,433
Shares reacquired	(1,626,041)	(3,003,597)
Net increase/(decrease) in shares outstanding	4,037,395	(2,303,752)

5. TAX BASIS INFORMATION

The tax character of the distributions paid by the Fund during the years ended April 30, 2016 and April 30, 2015 were as follows:

Distributions Paid From:	2016	2015
Ordinary Income	$7,125,425	$–
Long-term capital gains	3,000,068	970,482
Total	$10,125,493	$970,482

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Total Cost of Investments	$197,547,699
Total Cost of Securities Sold Short	(36,465,800)
Gross Tax Unrealized Appreciation	$3,156,105
Gross Tax Unrealized Depreciation	(3,263,413)
Net Appreciation of Securities Sold Short	7,284,240
Net Tax Unrealized Appreciation	7,176,932
Other Cumulative Effect of Timing Differences	(5,723,632)
Total Accumulated Earnings	$1,453,300

At April 30, 2016, the Fund had no capital loss carryovers.

The Fund elects to defer to the period ending April 30, 2017, capital losses recognized during the period November 1, 2015 – April 30, 2016 in the amount of $4,337,372.

The Fund elects to defer to the period ending April 30, 2017, late year ordinary losses in the amount of $1,183,361.

GAAP  requires  that  certain  components  of  net  assets  relating  to  permanent  differences  be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2016, the Fund increased accumulated  net  realized  loss  on  investments  by  $167,140,  decreased  undistributed  net investment loss by $2,299,767 and decreased paid-in capital by $2,132,627.  These reclassifications are  due  to  investments  in  partnerships,  commodities,  nondeductible  dividend  expenses  and certain other temporary and permanent book and tax reclassifications.

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Caldwell & Orkin
Market Opportunity Fund	Notes to Financial Statements

April 30, 2016

Net  investment  income/(loss),  net  realized  gains/(losses)  and  unrealized  appreciation/(depreciation) differ for financial statement and tax purposes due to differing treatments of, nondeductible  dividend  expense,  commodity  adjustments  (SPDR  Gold  Trust),  investments  in partnerships and certain other investments. Included in the amount reclassified to PIC was a net operating loss of $2,132,629.

6.  RELATED PARTY TRANSACTIONS

As of April 30, 2016, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.82% and 4.28%, respectively. Caldwell & Orkin, Inc. is 100% wholly owned by Michael B. Orkin.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general  indemnification  clauses,  which  may  permit  indemnification  to  the  extent  permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. DIRECTOR COMPENSATION

The Fund pays each Director, other than the Independent Chairman, who is not affiliated with the Adviser an annual fee of $15,000 per year, plus $3,500 for each in-person meeting attended and $1,500 for each other meeting attended. The Fund pays the Independent Chairman an annual fee of $19,000 per year, plus $5,250 for each in-person meeting attended and $3,250 for each other meeting attended. The Fund pays the Director serving as Chairman of the Audit Committee an additional annual fee of $2,500. In addition, the Independent Director responsible for reviewing the Code of Ethics and Personal Trading Reports for each quarterly meeting is paid an additional fee of $250 per meeting.

The  Fund  also  reimburses  Directors’  actual  out-of-pocket  expenses  relating  to  attendance  at meetings.  Effective  June  1997,  the  Board  of  Directors  agreed  to  receive  their  compensation entirely in shares of the Fund. Accordingly, each Director who is not affiliated with the Adviser receives shares of  the  Fund with  a  value equal  to  the  cash  compensation they  would  have otherwise received.

Annual Report | April 30, 2016	37

Caldwell & Orkin	Report of Independent Registered
Market Opportunity Fund	Public Accounting Firm

To the Shareholders and Board of Directors
The Caldwell & Orkin Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Caldwell & Orkin Market Opportunity Fund, a series of shares of The Caldwell & Orkin Funds, Inc., (the “Fund”), as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These  financial  statements  and  financial  highlights  are  the  responsibility  of  the  Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing  procedures  where  replies  from  brokers  were  not  received.  An  audit  also  includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 27, 2016

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Caldwell & Orkin
Market Opportunity Fund	Additional Information

April 30, 2016 (Unaudited)

Information about the Board of Directors and officers* of the Fund as of April 30, 2016 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6541.

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
DISINTERESTED DIRECTORS
Frederick T. Blumer (56) Chairman	Since 1990	Mr. Blumer is the CEO of Vehcon, Inc. and was formerly CEO of X-spand International, Inc. and was formerly Vice President of HUGHES Telematics, Inc.	One	None
David L. Eager (73) Director	Since 1992	Mr. Eager is a Partner at Eager, Davis & Holmes LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.	One	None
James L. Underwood (65) Director and Audit Committee Chairman	Since 2006
Mr. Underwood is the Founder and Sole Owner of Underwood Advisors, LLC, an Estate and Financial Planning firm and was formerly a Principal and Shareholder in Windham Brannon P.C. and a member of the Board of Managers of Windham Brannon Financial Group, LLC. Prior to that he was the President of Tarpley & Underwood, P.C. and of Tarpley & Underwood Financial Advisors, LLC.
			One	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.
[1]	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

Annual Report | April 30, 2016	39

Caldwell & Orkin Market Opportunity Fund	Additional Information

April 30, 2016 (Unaudited)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Michael B. Orkin (56)[2] Director, President, Portfolio Manager	Since 1990
Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly-owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.
			One	None
OFFICERS WHO ARE NOT DIRECTORS
David R. Bockel, Jr. (39)[3] Treasurer & Ass’t Secretary Secretary & Ass’t Treasurer	Since 2010 2006-2010	Mr. Bockel is a Portfolio Manager for Caldwell & Orkin, Inc., and is a Registered Representative of ALPS Distributors, Inc.	N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.
[1]	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.
[2]	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.
[3]	Registered Representative of ALPS Distributors, Inc.

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Caldwell & Orkin Market Opportunity Fund	Additional Information

April 30, 2016 (Unaudited)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
OFFICERS WHO ARE NOT DIRECTORS (Continued)
Melanie H. Zimdars (39)[2] Chief Compliance Officer	Since 2015[3]
Ms. Zimdars has over 15 years of experience within the financial services industry and currently serves as Vice President and Deputy Chief Compliance Officer at ALPS Fund Services, Inc. In this role she is the Chief Compliance Officer (“CCO”) for the ALPS ETF Trust, Broadview Funds Trust, PowerShares QQQ Trust, BLDRS Index Funds Trust, Elkhorn ETF Trust and Whitebox Mutual Funds. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. While serving in these roles, she also worked closely with the Advisor’s and Funds’ CCO to conduct compliance reviews, forensic testing and risk assessments to ensure that all policies and procedures within the Compliance Programs were being adhered to while timely reporting any findings to the independent Board of Directors. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Ms. Zimdars received a Bachelor of Science in finance from the University of Wisconsin-La Crosse.
			N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.
[1]	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.
[2]	Registered Representative of ALPS Distributors, Inc.
[3]	Effective December 10, 2015, Melanie Zimdars was appointed Chief Compliance Officer of the Fund.

Annual Report | April 30, 2016	41

Caldwell & Orkin
Market Opportunity Fund	Additional Information

April 30, 2016 (Unaudited)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
OFFICERS WHO ARE NOT DIRECTORS (Continued)
Abigail J. Murray (40) Secretary	Since 2015
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of ALPS ETF Trust, Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.
			N/A	N/A
Erich Rettinger (31)[3] Assistant Treasurer	Since 2013	Mr. Rettinger serves as a Fund Controller for ALPS Fund Services, Inc. He joined ALPS in 2007 in the Fund Accounting department.	N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.
[1]	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.
[2]	Registered Representative of ALPS Distributors, Inc.
[3]	Effective December 5, 2013 Erich Rettinger was appointed as Assistant Treasurer of the Fund.

42	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin
Market Opportunity Fund	Additional Information

April 30, 2016 (Unaudited)

TAX DESIGNATIONS

The Fund designated the following for federal income tax purposes for the calendar year ended December 31, 2015:

	Qualified Dividend Income	Dividend Received Deduction
Caldwell & Orkin Market Opportunities Fund	12.34%	14.11%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $3,000,068 as a long-term capital gain distributions.

In early 2016, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report | April 30, 2016	43

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

Annual Report to Shareholders

BOARD OF DIRECTORS
Frederick T. Blumer,
Independent Chairman
Michael B. Orkin, President
David L. Eager
James L. Underwood

INVESTMENT ADVISER
C&O Funds Advisor, Inc.
5185 Peachtree Parkway
Suite 370
Norcross, GA 30092-6541

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT ALPS Fund Services, Inc. P.O. Box 46256 Denver, CO 80201 CUSTODIAN JPMorgan Chase Bank, N.A. 1111 Polaris Parkway, Suite 3J Columbus, OH 43240	LEGAL COUNSEL Paul Hastings LLP 1170 Peachtree Street, N.E., Suite 100, Atlanta, GA 30309 INDEPENDENT DIRECTORS’ COUNSEL Arnall Golden Gregory LLP 171 17th Street, NW, Suite 2100 Atlanta, GA 30363

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after October 31, 2015. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics - A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule - The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800 SEC-0330.

Fund Information - For information about the Fund please call (800) 237-7073 or visit the Fund’s website at www.CaldwellOrkinFunds.com.

Fund Listings - The Fund is listed in many newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.

Caldwell & Orkin Market Opportunity Fund
5185 Peachtree Parkway, Suite 370
Norcross, GA 30092-6541
E-mail: Info@CaldwellOrkin.com

Item 2.	Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).

(b)	Not applicable.

(c)	Not applicable.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the Code of Ethics were granted.

(e)	Not applicable.

(f)	A copy of the registrant’s Code of Ethics is filed as an exhibit hereto. The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6541.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s Board of Directors has determined that one audit committee financial expert serves on its audit committee.

(a)(2)	James L. Underwood, an Independent Director of the registrant, is the registrant’s audit committee financial expert. Mr. Underwood is “independent” as defined in Item 3(a)(2) of Form N-CSR.

(a)(3)	N/A

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended April 30, 2016 and April 30, 2015, the aggregate fees billed to the registrant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $27,000 and $26,800, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, aggregate fees of $0 and $0, respectively, were billed to the registrant for assurance and related services by the principal accountant for certain audit-related communications to the registrant’s audit committee.

(c)	Tax Fees: For the Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, aggregate fees of $2,800 and $2,600, respectively, were billed for professional services rendered by the principal accountant for tax services.

(d)	All Other Fees: In registrant’s fiscal years ended April 30, 2016 and April 30, 2015, the aggregate fees of $1,200 and $1,200, respectively, were billed to registrant by the principal accountant for cursory reviews of the registrant’s October 31, 2015 and October 31, 2014 semi-annual reports, and agreed upon procedures related to review of anti-money laundering procedures.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: The registrant’s Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	There were no non-audit services approved or required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees: In registrant’s fiscal years ended April 30, 2016 and April 30, 2015, the aggregate non-audit fees $4,000 and $3,800 were billed to the registrant by the registrant’s accountant. In registrant’s fiscal years ended April 30, 2016 and April, 2015, the aggregate non-audit fees of $0 and $0 were billed to the investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Issuers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as exhibit EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Caldwell & Orkin Funds, Inc.

By:	(Signature and Title)	/s/ Michael B. Orkin
Michael B. Orkin
Date:	July 8, 2016	President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	(Signature and Title)	/s/ Michael B. Orkin
Michael B. Orkin
Date:	July 8, 2016	President and Principal Executive Officer
The Caldwell & Orkin Funds, Inc.

By:	(Signature and Title)	/s/ David R. Bockel, Jr.
David R. Bockel, Jr.
Date:	July 8, 2016	Treasurer and Principal Financial Officer
The Caldwell & Orkin Funds, Inc.